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____________________________________________________________________________________________________________________________________

                                             Standard Form of Agreement Between Owner and
                                       Contractor where the basis for payment is the COST OF THE
                                      WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

                                                       AIA Document A111 - 1997
                                                   1997 Edition - Electronic Format

____________________________________________________________________________________________________________________________________

This document has important legal consequences.  Consultation with an attorney is encouraged with respect to its completion or modification.  AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference.

This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1920,1925,1951,1958,1963,1967,1974,1978,1987,1997 by The American Institute of Architects.  Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United
States and will subject the violator to legal prosecution.

____________________________________________________________________________________________________________________________________

AGREEMENT made as of the 2nd day of June in the year 2000
(In words, indicate day, month and year)

BETWEEN the Owner:                        WHIDBEY ISLAND BANK
(Name, address and other information)     P.O. BOX 990
                                          OAK HARBOR, WA  98277

and the Contractor:                       FISHER & SONS, INC.
(Name, address and other information)     625 FISHER LANE / PO BOX 534
                                          BURLINGTON, WA 98233

The Project is:                           WHIDBEY ISLAND BANK
(Name and location)                       450 SW BAYSHORE DR.
                                          OAK HARBOR, WA

The Architect is:                         FSI ARCHITECTS
(Name, address and other information)     625 FISHER LANE / PO BOX 534
                                          BURLINGTON, WA 98233

The Owner and Contractor agree as follows.

ARTICLE 1  THE CONTRACT DOCUMENTS
    The Contract  Documents  consist of this  Agreement,  Conditions of the Contract (General, Supplementary  and other Conditions),
    Drawings, Specifications, Addenda  issued prior to execution of this  Agreement, other  documents  listed in this  Agreement and
    Modifications  issued after execution of this  Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein.


    The Contract represents the entire and integrated agreement  between the parties  hereto and  supersedes  prior  negotiations, representations  or  agreements, either written or oral. An enumeration of the Contract  Documents, other than  Modifications, appears in Article 15. If anything in the other Contract  Documents is inconsistent with this  Agreement, this Agreement shall govern.

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ARTICLE 2  THE WORK OF THIS CONTRACT
    The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

         INSERT:

ARTICLE 3  RELATIONSHIP OF THE PARTIES
    The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials;
    and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
    4.1       The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
    (Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

         INSERT:  June 2, 2000

    If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interest, the Owner's time requirement shall be as follows:

         INSERT:  Per attached Project Schedule Rev 2 dated 5/24/00 (Exhibit "B")

    4.2       The Contract Time shall be measured from the date of commencement.

    4.3       The Contractor shall achieve Substantial Completion of the entire Work not later than            days from the date of
    commencement, or as follows:
    (Insert number of calendar days. Alternative, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

         INSERT:  Per attached Project Schedule

    , subject to adjustments of this Contract Time as provided in the Contract Documents.
    Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)

ARTICLE 5   BASIS FOR PAYMENT
    5.l       CONTRACT SUM
    5.1.1     The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract.
    The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.

         INSERT:  Two Million Twenty-Nine Thousand Four Hundred and No/100 Dollars ($2,029,400.00)

    5.1.2     The Contractor's Fee is:
    (State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and describe the method of adjustment of the Contractor's Fee for changes in the Work.)
         INSERT:   One Hundred Forty-Five Thousand and No/100 Dollars ($145,000.00)

    5.2       GUARANTEED MAXIMUM PRICE
         5.2.1    The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed
     Two Million Twenty-Nine Thousand Four Hundred and No/100 Dollars ($2,029,400.00), subject to additions and deductions by Change
     Order as provided in the Contract Documents.  Such maximum sum is referred to in the Contract Documents as the Guaranteed
    Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
    (Insert specific provisions if the Contractor is to participate in any savings.)

         INSERT:  All savings from the Guaranteed Maximum Price shall accrue 100% to the Owner.


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    5.2.2     The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract
    Documents and are hereby accepted by the Owner:
    (State the numbers or other identification of accepted alternates.  If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)

    5.2.3     Unit prices, if any, are as follows:

    5.2.4     Allowances, if any are as follows:
    (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

    5.2.5     Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:

         INSERT:  Whidbey Island Bank intends to have an independent estimating firm provide a detailed estimate to justify FSI's estimated costs. Should there be a discrepancy between this estimate and FSI's costs, Whidbey Island Bank reserves the right to renegotiate the contract amount.

    5.2.6     To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom.  Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6  CHANGES IN THE WORK
    6.1       Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of AIA Document A201-1997.

    6.2       In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement.  Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

    6.3       In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in
    Subparagraph  5.1.2 of this Agreement.

    6.4       If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the
    Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner of Contractor's Fee shall be equitably adjusted on the basis of Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7 COSTS TO BE REIMBURSED
    7.1       COST OF THE WORK
    The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work.  Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner.
    The Cost of the Work shall include only the items set forth in this Article 7.

    7.2       LABOR COSTS
    7.2.1     Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at offsite workshops or transporting materials.  Labor costs shall be at the rates attached as
    Exhibit "D."

    7.2.2     Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the
    Owner's approval. Labor costs shall be at the rates attached as Exhibit "D."

    7.2.3     Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work. Labor costs shall be at the rates attached as Exhibit "D."
    (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)


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    7.2.4     Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under subparagraphs 7.2.1 through 7.2.3.
    (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

    7.3 SUBCONTRACT COSTS
    7.3.1     Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

    7.4       COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETE CONSTRUCTION
    7.4.1     Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

    7.4.2     Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work, or, at the Owner's option, shall be sold by the Contractor.  Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

    7.5       COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

    7.5.1     Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor.  Cost for items previously used by the
    Contractor shall mean fair market value.

    7.5.2     Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval. Rental rates for Fisher & Sons-owned equipment and facilities shall be as those attached as Exhibit "C."  Non-owned equipment costs shall be per third-party rental agreement.

    7.5.3     Costs of removal of debris from the site.

    7.5.4     Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

    7.5.5     That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

    7.5.6     Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

    7.6       MISCELLANEOUS COSTS
    7.6.1     That portion of insurance and bond premiums that can be directly attributed to this Contract:

    7.6.2     Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

    7.6.3     Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

    7.6.4     Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming
    Work for which reimbursement is excluded by Subparagraph 13.5.3 of AIA Document A201-1997 or other provisions of the Contract
    Documents, and which do not fall within the scope of Subparagraph 7.7.3.

    7.6.5     Royalties and license fees paid for the use of a particular design, process or product required by the Contract
    Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract
    Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payment settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price.


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    If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

    7.6.6     Data Processing costs related to the Work.

    7.6.7     Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the
    Owner as set forth in the Contract Documents.

    7.6.8     Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the
    Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

    7.6.9     Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowance of personnel required for the Work, if approved by the Owner.
    7.7       OTHER COSTS AND EMERGENCIES
    7.7.1     Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

    7.7.2     Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

    7.7.3     Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the
    Contractor from insurance, sureties, Subcontractors of suppliers.

ARTICLE 8 COSTS NOT TO BE REIMBURSED
    8.1       The Cost of the Work shall not include:

    8.1.1     Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and 7.2.3 or as may be provided in
    Article 14.

    8.1.2     Expenses of the Contractor's principal office and offices other than the site office.

    8.1.3     Overhead and general expenses, except as may be expressly included in Article 7.

    8.1.4     The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

    8.1.5     Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2.

    8.1.6     Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

    8.1.7     Any cost not specifically and expressly described in Article 7.

    8.1.8     Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS
    9.1       Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

    9.2       Amounts that accrue to the owner in accordance with the provisions of Paragraph 9.1 shall be credited to the owner as a deduction from the Cost of the Work.

         INSERT:  ALL EARLY PAYMENT DISCOUNTS WILL BE REALIZED BY THE GENERAL CONTRACTOR.

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ARTICLE 10  SUBCONTRACTS AND OTHER AGREEMENTS
    10.1      Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids.  The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect Owner. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted.  The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

    10.2      If a specific bidder among those whose bids are delivered by the Contractor to the Owner Architect (1) is recommended to the owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

    10.3      Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

ARTICLE 11  ACCOUNTING RECORDS
    The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the owner.  The owner and the owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12  PAYMENTS
    12.1      PROGRESS PAYMENTS
    12.1.1    Based upon Applications for Payment submitted to the Owner Architect by the Contractor and Certificates for Payment
    issued by the Contractor Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

    12.1.2    The period covered by each Application for Payment shall be one calendar month ending on the last day of the month or as follows:

    12.1.3    Provided that an Application for Payment is received by the OWNER Architect not later than the   5th  day of a month,
    the Owner shall make payment to the Contractor not later than the  15th     day of the month.  If an Application for Payment is
    received by the OWNER Architect after the application date fixed above, payment shall be made by the Owner not later than  ten
    (10)    days after the OWNER Architect receives the Application for Payment.

    12.1.4    With each Application for Payment, the Contractor shall submit a summary accounting report payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1)
    progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's
    Fee; plus (3) payrolls for the period covered by the present Application for Payment.

         INSERT:  Progress Payments will be made on a Schedule of Values and a Percentage Complete Basis.
     The final Application for Payment will be on an Actual Cost Basis.
    12.1.5    Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents.  The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item.  The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner Architect may require.  This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

    12.1.6    Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.  The percentage of completion  shall be the lesser of (1) the percentage of that portion of the Work which has actually been complete; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.


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    12.1.7    Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:
         .1       take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values, less retainage of zero percentage (0.00%)  Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in
         Subparagraph 7.3.8 of AIA Document A201-1997;

         .2           add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

         .3       add the Contractor's Fee, less retainage of zero percent ( 0.00%). The Contractor's Fee shall be computed upon the
         Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's
         Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

         .4       subtract the aggregate of previous payments made by the Owner;

         .5       subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and

         .6       subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

    12.1.8    Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than
    ______percent (____%). The owner ands the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

    12.1.9    In taking action on the Contractor's Applications for Payment, the OWNER Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the OWNER
    Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with
    Subparagraph 12.1.4 or other supporting data; that the OWNER Architect has made exhaustive or continuous on-site inspections or that the OWNER Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract.  Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the owner.

    12.2      FINAL PAYMENT

    12.2.1    Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the
    Contractor when:
             .1   the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as
    provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any,                  which
    extend beyond final payment; and

             .2   a final Certificate for Payment has been issued by the Architect.

    12.2.2    The Owner's final payment to the Contractor shall be made no later than 30 days after submittal of a final invoice.
    the issuance of the Architect's final Certificate for Payment, or as follows:

         INSERT:  The Owner may retain the final 10% of the Contract amount until all outstanding and punchlist items are complete per Contractual Requirements.

    12.2.3    The Owner's accountants will may review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Owner Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph
    12.2.1 have been met, the OWNER Architect will, within seven days after receipt of the written report of the owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and owner in writing of the OWNER'S Architect reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the AIA
    Document A201-1997.  The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA
    Document A201-1997.

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    12.2.4    If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the OWNER Architect.  Such demand for arbitration shall be made by the Contractor within 30 days after the
    Contractor's receipt of a copy of the OWNER'S Architect final Certificate for Payment; failure to demand arbitration within this
    30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor.
    Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the CONTRACTOR'S
    Architect's final Certificate for Payment.

    12.2.5    If, subsequent to final payment and at the owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the
    Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price.  If the Contractor has participated in savings a provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the owner to the Contractor.

ARTICLE 13  TERMINATION OR SUSPENSION
    13.1      The Contract may be terminated by the Contractor, or by the owner for convenience, as provided in Article 14 of AIA
    Document A201-1997.  However, the amount to be paid to the Contractor under Subparagraph 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

    13.2      The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum
    Price to be exceeded, nor shall it exceed an amount calculated as follows:

    13.2.1    Take the Cost of the Work incurred by the Contractor to the date of termination:

    13.2.2    Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in
    Subparagraph 5.1.2 or if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

    13.2.3    Subtract the aggregate of previous payments made by the Owner.

    13.3      The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the
    Work under Subparagraph 13.2.1. To the extent that the owner elects to take legal assignment of subcontracts and purchase orders
    (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

    13.4      The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the
    Guaranteed Maximum Price and Contract Time shall be increased as provided in Subparagraph 14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs 5.1.2 and paragraph
    6.4 of this Agreement.

ARTICLE 14  MISCELLANEOUS PROVISIONS
    14.1      Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

    14.2      Payment due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
    (insert rate of interest agreed upon, if any.)

         INSERT:  One Percent (1%) per month.

    (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the project and elsewhere may affect the validity of this provision.  Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)]

    14.3      The Owner's representative is:
    (Name, address and other information)

         INSERT:  Dennis Marrs

    14.4      The Contractor's representative is:
    (Name, address and other information)

         INSERT:  Project Manager:  Chad Fisher

    14.5      Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

    14.6      Other provisions:

ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS
    15.1      The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

    15.1.1    The Agreement is executed 1997 edition of the Standard Form of Agreement Between owner and Contractor, AIA Document
    A111-1997.

    15.1.2    The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document
    A201-1997.

    15.1.3    The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated ______ , and are as follows:

    Document                                         Title                                       Pages

    15.1.4    The Specification are those contained in the Project Manual dated as in Subparagraph 15.1.3, and are as follows:
    (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

    Section                                                   Title                                       Pages

    15.1.5    The Drawings are as follows, and are dated 5/3/00 (Rev 2) unless a different date is shown below:
    (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

    Number        Title                                                                                   Date
    A-0           Rendering, Project Data, Vicinity Plan
    C-1           Construction Notes & Specifications
    C-2           Topographic Map & Demolition Plan
    C-3           Erosion Control Plan
    C-4           Grading, Drainage & Utility Plan
    C-5           SW Erie Street Profile
    C-6           SW Flowers Avenue Profile
    C-7           Civil Plan Detail Sheet
    A-1.0         Architectural Site Plan
    A-2.0         Basement Plan
    A-2.1         First Floor Plan
    A-2.1B        First Floor Drive Through Plan
    A-2.2         Second Floor Plan
    A-2.3         Attic Plan, Roof Plan
    A-3.0         Exterior Elevations
    A-3.1         Interior Elevations
    A-4.0         Building Sections
    A-5.0         Wall Sections
    A-5.1         Stair Sections & Elevator Section
    A-6.0         Lower Level & First Floor Reflected Ceiling Plan
    A-6.1         Second Floor & Attic Level Reflected Ceiling Plan
    A8.0          Door & Window Schedules, Details, Finish Schedule
    A-9.0         Lower Level & First Floor Finishes Plan (Reserved)
    A-9.1         Second Floor & Attic Level Finishes Plan (Reserved)


    S-1.0         General Notes & Typical Details
    S-2.0         Foundation Plan
    S-2.1         Sections & Details
    S-3.0         First Floor/Partial Foundation Plan
    S-3.1         Sections & Details
    S-4.0         Second Floor/Low Roof Framing Plan
    S-4.1         Misc. Framing & Foundation Plans
    S-5.0         Roof Framing Plan
    S-5.1         Sections & Details
    M-1           Lower Level HVAC
    M-2           First Floor HVAC
    M-3           Second Floor HVAC
    M-4           HVAC Equipment Rooms & Details
    M-5           HVAC Equipment Notes & Specifications
    E-2           Lower Level and First Floor Power Plan (Reserved)
    E-3           Second Floor and Attic Level Power Plan (Reserved)

    15.1.6    The Addenda, if any, are as follows:

    Number                                                    Date                                        Pages

    Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

    15.1.7    Other Documents, if any, forming part of the Contract Documents are as follows:
    (List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents.  AIA
    Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid,Instructions to Bidders, sample forms and the Contractor's bid re not part of the Contract Document sunless enumerated in this Agreement.  They should be listed here only if intended to be part of the Contract Documents.)

         INSERT:  Exhibit A         Scope of Work and Schedule of Values dated April 5, 2000
         INSERT:  Exhibit B         Project Schedule Rev 0 dated 3/17/00
         INSERT:  Exhibit C         Equipment Rental Rates for Contractor Owned Equipment
         INSERT:  Exhibit D         Construction Labor Rates


ARTICLE 16 INSURANCE AND BONDS
    (List required limits of liability for insurance and bonds.  AIA Document A201-1997 gives other specific requirements for insurance and bonds.)

    This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


    WHIDBEY ISLAND BANK                                                 FISHER & SONS, INC.


    By    /s/  Michal D. Cann                                           By    /s/  Chad Fisher

    Michal D. Cann                                                      Chad Fisher
    President and Chief Executive Office                                Vice President



Contract Exhibit A - Scope of Work and Schedule of Values dated April 5, 2000

                                    EXHIBIT A

                        WHIDBEY ISLAND BANK - OAK HARBOR
                       SCHEDULE OF VALUES / SCOPE OF WORK
                                  June 2, 2000


ARCHITECTURAL & ENGINEERING..............................................$79,500
o        Architectural (current job)
o        Electrical Engineering
o        Structural Engineering
o        Printing
o        H. V. A. C. Design
o        Architectural & Engineering Support

GENERAL CONDITIONS......................................................$127,780
o        Supervision
o        Layout & Batterboards
o        Mobilization/Demobilization
o        Construction Facilities
o        Temporary Fencing
o        Temporary Power & phone
o        Temporary Water
o        Sanikan
o        As-Built Drawings
o        Quality Control & Testing
o        Daily & Final Cleaning
o        Dumpster
o        Misc. Construction Supplies
o        Survey & Civil Staking
o        Traffic Regulation/Barricade
o        De-watering Budget ($3,000)

EQUIPMENT................................................................$46,450
o        Laser Level
o        Scissors Lift
o        Manlifts
o        Boom Truck
o        Table Saw
o        Forklift
o        Roto Hammer & Bits
o        Scaffolding
o        Trash Pump
o        Generators
o        Misc. Equipment

SITE WORK...............................................................$268,047
o        Site Clearing & Grubbing
o        Site Fill & Grade
o        Basement Excavation
o        Underground Utilities
o        Storm Drainage, Roof Drains, Footing Drains
o        Sanitary Sewer
o        City Sidewalks
o        City Curb & Gutter
o        Utility Trenching
o        On-Site Paving
o        Erie Street Paving
o        Fire Water Service
o        Curbs, Gutters & Striping
o        Handicap Signage

CONCRETE................................................................$152,191
o        Continuous Footings
o        Spread Footings
o        Foundation walls
o        Slab on Grade
o        Vault Slab
o        Elevator Pit and Sump
o        Concrete Finishing
o        Sidewalks
o        Drive-up Apron & Island
o        Dumpster & H. V. A. C. Slab
o        Sign Foundations
o        Concrete Pumping
o        Reinforcing Steel
o        Embedded plates, Anchor Bolts
o        Grout Vault Door
o        Lite & Flag Pole Foundations
o        Concrete Accessories

STRUCTURAL STEEL.........................................................$59,123
o        Columns
o        Wide Flange Beams
o        Field Welding
o        Bollards
o        Anchor bolts
o        Ornamental Railing
o        Guardrails

CARPENTRY...............................................................$292,283
o        Wall Framing & Sheathing
o        Blocking
o        Floor Joists
o        TJI's
o        GLB, Beams & Columns
o        Roof Trusses
o        Overfill Framing
o        Roof Framing & Sheathing
o        Soffits & Facia Framing
o        Attic Mechanical Room
o        Dumpster Enclosure

FINISH TRIM & CASEWORK .................................................$116,854
o        Window Trim (Oak)
o        Door Trim (Oak)
o        Wood Base (Oak)
o        Cabinets & Countertops
o        Newel Posts
o        Teller Line
o        Hand Rail
o        Ornamental Rail Cap
o        Lable Vents

INSULATION/ROOFING......................................................$138,914
o        Foundation Insulation
o        Insulation @ Exterior Walls and Ceiling
o        Sound Insulation
o        E.I.F.S. Dryvit
o        Caulking @ Doors and Windows
o        Metal Roof, flashing, Gutters, & Downspouts
o        Water Proofing Membrane

DOORS/HARDWARE/STOREFRONT................................................$88,475
o        Hollow Metal Doors and Frames
o        Wood Doors (Oak)
o        Wood Door Frames (Oak)
o        Window Frames & Glass stops (Oak)
o        Access Door to Attic & Drive-up Soffit
o        Finish Hardware
o        Storefronts
o        Electrical Entry Doors
o        Glass & Glazing
o        Relites

FINISHES ...............................................................$138,050
o        Gypsum Wallboard
o        Acoustical ceiling
o        Floor Covering
o        P-lam Wainscot
o        Painting

SPECIALTIES..............................................................$15,455
o        Toilet Accessories
o        Toilet Compartments
o        Flag Pole
o        Fire Extinguisher Cabinets
o        Interior Signage

ELEVATOR.................................................................$42,720
o        3-Stop Hydraulic Elevator

PLUMBING.................................................................$21,400
o        Underground Piping
o        Toilets
o        Water Heater
o        Lavatories
o        Hose Bibs

FIRE PROTECTION..........................................................$58,500
o        Fire Protection Alarm System
o        Fire Protection Sprinkler System

H. V. A. C..............................................................$119,925
o        Gas Fired Furnace with Air conditioning
o        Exhaust fans
o        Controls

ELECTRICAL..............................................................$118,733
o        Primary Power
o        Interior Lighting
o        Mechanical Equipment Hook-up
o        Exterior Lighting & Light Poles
o        Site Signage Conduit (Hook-up by Owner)
o        Phone Service Conduit

                  CONTRACTORS CONSTRUCTION COST.......................$1,884,400
                  CONTRACTORS FIXED FEE................................ $145,000
                                                                     -----------
                  NOT TO EXCEED CONTRACT PRICE........................$2,029,400
                                                                     ===========

                        NOTES EXCLUSIONS & QUALIFICATIONS


1.       Building Permit by Owner.
2.       Impact Fee by Owner.
3.       Utility hook-up fees by Owner.
4.       Water Meter & hook-up (if any) by Owner.
5.       Signage including electrical hook-up by Owner.
6.       Kitchen Equipment by Owner.
7.       W.S.S.T and B & O Tax Excluded.
8.       Course of construction insurance by Owner.
9.       Civil Engineering by Owner.
10.      Additional Office Areas are excluded.
11.      Office Furniture by Owner.
12.      Security Wiring by Owner.
13.      Communication Wiring and Equipment by Owner.
14.      Bank Equipment (vault, Diebold cabinets, ATM night deposit, etc.)
         by Owner.
15.      Landscaping/Retaining Wall Design and Construction by Owner.
16.      Included a floor covering budget ($36,000).
17.      Included an Electrical Budget ($105,000).

Contract Exhibit B - Project Schedule Rev 0 dated 3/17/00

                                     EXHIBIT B

                                     TIME LINE
                           WHIDBEY ISLAND BANK - OAK HARBOR


Diagram omitted: Time line


          TASK NAME                 DURATION            START            FINISH
________________________________________________________________________________

Sitework                            168 days          03/20/00          11/08/00
________________________________________________________________________________
Strip Site                           5 days           03/20/00          03/24/00
Excavate Basement                    3 days           03/27/00          03/29/00
Underground utilities               10 days           03/30/00          04/12/00
Storm Drains                        10 days           04/13/00          04/26/00
Sidewalks & Ramps                    8 days           09/19/00          09/28/00
Handrail                             2 days           09/29/00          10/02/00
Finish Grade Site                    5 days           10/03/00          10/09/00
Asphalt Paving                      10 days           10/10/00          10/23/00
Curbs & Striping                     2 days           10/24/00          10/25/00
Landscaping                         10 days           10/26/00          11/08/00
________________________________________________________________________________

Bank Construction                   139 days          05/30/00          12/08/00
________________________________________________________________________________
Continuous Footings                  7 days           05/30/00          06/07/00
Basement Walls                      10 days           06/08/00          06/21/00
Rough in Under slab                  3 days           06/21/00          06/23/00
Waterproofing                        3 days           06/21/00          06/23/00
Fine Grade slab                      2 days           06/26/00          06/27/00
Pour slab                            2 days           06/28/00          06/29/00
Frame L.L. Struct. Wall              4 days           06/30/00          07/05/00
Erect Struct. Steel                  5 days           06/30/00          07/06/00
1St Floor System                     3 days           07/07/00          07/11/00
Backfill Fdn                         3 days           07/07/00          07/11/00
Vault Slab                           3 days           07/12/00          07/14/00
1st Floor Struct. Walls              5 days           07/12/00          07/18/00
Interior Framing                    33 days           07/12/00          08/25/00
Install Vault                        1 day            07/14/00          07/14/00
2nd Floor System                     5 days           07/19/00          07/25/00
2nd Floor Struct. Walls              5 days           07/26/00          08/01/00
Roof Framing & Sheathing            12 days           08/02/00          08/17/00
Roofing & Flashing                   5 days           08/18/00          08/24/00
Install Windows                      4 days           08/25/00          08/30/00
RI Sprinkler System                 15 days           08/29/00          09/18/00
RI Mechanical                       15 days           08/29/00          09/18/00
RI Electrical                       15 days           08/29/00          09/18/00
RI Security/Data/Fire Alarm         15 days           08/29/00          09/18/00
RI Plumbing                          5 days           08/30/00          09/05/00
EIFS                                14 days           08/31/00          09/19/00
Electrical Inspection                1 day            09/18/00          09/18/00
Elevator                            15 days           09/18/00          10/06/00
Insulation                           3 days           09/19/00          09/21/00
Drywall                             14 days           09/22/00          10/11/00

Paint Interior                       4 days           10/12/00          10/17/00
Suspended Ceiling Grid               8 days           10/16/00          10/25/00
Plastic Laminate                     3 days           10/26/00          10/30/00
Install Casework                    10 days           10/27/00          11/09/00
Doors & Millwork                    14 days           10/31/00          11/17/00
Fire Sprinkler Trim                 15 days           11/01/00          11/21/00
Electrical Finish                   15 days           11/02/00          11/22/00
HVAC Finish                         15 days           11/03/00          11/23/00
Data / Security Trim                14 days           11/09/00          11/28/00
Plumbing Trim                        4 days           11/10/00          11/15/00
Fire Alarm System                    5 days           11/20/00          11/24/00
Carpet                               9 days           11/23/00          12/05/00
Susp. Ceiling Tile                   3 days           11/24/00          11/28/00
Bank Equip.                          5 days           11/27/00          12/01/00
Final Clean                          3 days           12/06/00          12/08/00
Substantial Completion               0 days           12/08/00          12/08/00

Contract Exhibit C - Equipment Rental Rates for Construction Owned Equipment

                                   EXHIBIT C

                               FISHER SONS, INC.
                             EQUIPMENT RENTAL RATE
                              BY EQUIPMENT NUMBER



ASSET #           EQUIP #        SERIAL #                DESCRIPTION                 HOUR      DAY         WEEK              MONTH
------------------------------------------------------------------------------------------------------------------------------------
RENTAL RATES ARE BASED ON A 28 DAY MONTH IN ACCORDANCE WITH STANDARD RENTAL FIRMS

                                                           RADIOS
                    125                       12 RADIOS (EACH)                                 8.00          33.00           100.00
O-51E               126                       COMPUTER                                        14.00          65.00           170.00
O-60                127                       COMPUTER                                        14.00          65.00           170.00
O-51E               128                       COMPUTER                                        14.00          65.00           170.00

                                                          BACKHOES
C-37               1003            746065     1988 510C 4 X 2 BACKHOE                        250.00       1,000.00         3,000.00
C-55               1004            763380     1991 310C 2 X 4 BACKHOE                        250.00       1,000.00         3,000.00
C-85               1005           8284002     1996 JD 410 DHL BACKHOE                        250.00       1,000.00         3,000.00
C-123              1006             40499     1998 JD 160 EXCAVATOR                          500.00       1,600.00         4,600.00



                                                    BACKHOE ACCESSORIES
C-42               1202            HS6000     STANLEY HOE COMPACTOR                           75.00         300.00           900.00
C-43               1203                       KENT KHB 400 BREAKER                           100.00         400.00         1,200.00

C-102              1206             22097     MAN BASKET                                       6.00          25.00            75.00


                                                          BREAKERS
                   1301             18597     30 LB BREAKER                                   15.00          40.00            90.00
                   1302             45308     60 LB BREAKER                                   15.00          40.00            90.00
                   1303          8365F023     CHICAGO ROCKDRILL                               15.00          40.00            90.00
                   1305            MACD28     60 LB BREAKER                                   15.00          40.00            90.00


                                                         COMPACTORS
C-44               1603             U8237     MULTIQUIP 90L PLATE                             35.00         135.00           320.00
C-53               1606                       MAKASA JUMP JACK DIESEL                         35.00         135.00           320.00
C-51               1607            W-6656     MULTIQUIP 90L PLATE                             35.00         135.00           320.00
C-67               1608                       MIKASA 60L RAMMER                               35.00         135.00           320.00
C-67               1609                       MULTIQUIP 60L JUMP JACK                         35.00         135.00           320.00
C-68               1610                       MULTIQUIP 90H PLATE                             35.00         135.00           320.00
C-76               1611                       MULTIQUIP 90L PLATE                             35.00         135.00           320.00
C-99               1612         750803019     WACKER                                          35.00         135.00           320.00
C-100              1613         750803022     WACKER                                          35.00         135.00           320.00
C-101              1614         750803018     WACKER                                          35.00         135.00           320.00
C-134              1615           5023512     WACKER                                          35.00         135.00           320.00
C-135              1616           5023511     WACKER                                          35.00         135.00           320.00
C-136              1617           5024470     WACKER                                          35.00         135.00           320.00





                                                        COMPRESSORS
C-39               1902                       JOY AIR COMPRESSOR                              50.00         175.00           490.00
S-20               1938                       EMGLO COMPRESSOR                                50.00         175.00           490.00


                                                         CONTAINERS
V-17               2200                       CONTAINER                                       10.00          35.00           105.00
V-18               2201                       CONTAINER                                       10.00          35.00           105.00
V-18               2202                       CONTAINER                                       10.00          35.00           105.00
V-18               2203                       CONTAINER                                       10.00          35.00           105.00
V-25               2204                       CONTAINER                                       10.00          35.00           105.00
C-109              2205      TPXU 7001150     CONTAINER                                       10.00          35.00           105.00
C-110              2206      TOLU 2383805     CONTAINER                                       10.00          35.00           105.00
C-111              2207      NYKU 2866729     CONTAINER                                       10.00          35.00           105.00
C-112              2208      TPXU 7098064     CONTAINER                                       10.00          35.00           105.00
C-113              2209      TEHU920374-3     CONTAINER                                       10.00          35.00           105.00
C-114              2210      TPHU638154-8     CONTAINER                                       10.00          35.00           105.00
C-117              2211                       20' CONTAINER                                   10.00          35.00           105.00
C-118              2212                       20' CONTAINER                                   10.00          35.00           105.00



                                                          DUMPSTER
C-64               2215                       20 CY DUMP BOX                                  12.50          50.00           145.00
C-64               2216                       20 CY DUMP BOX                                  12.50          50.00           145.00
C-64               2217                       20 CY DUMP  BOX                                 12.50          50.00           145.00
C-70               2218                       30 CY DUMP BOX                                  12.50          50.00           145.00
C-70               2219                       30 CY DUMP BOX                                  12.50          50.00           145.00

                                              AIR MONITOR SYSTEM
                   2724       9811050-028     INDUSTRIAL SCIENTITIC                           20.00          60.00           165.00

                                                       TORQUE WRENCH
                   2741                       TORQUE WRENCH                    PER JOB         6.25          25.00            75.00
                   2742                       TORQUE WRENCH                    PER JOB         6.25          25.00            75.00
                   2745                       MAG DRILL                        PER JOB        12.50          50.00           150.00

                                              PUNCH
C-143              2750                       POWER DECK PUNCH                                40.00         125.00           285.00

                                                        LIGHT STANDS
                   2760                       6'  1000 W, 110 V                               20.00          60.00           165.00
                   2761                       6'  1000 W, 110 V                               20.00          60.00           165.00
                   2762                       6'  1000 W, 110 V                               20.00          60.00           165.00


                   3220                       FORKLIFT MANBOX                                                30.00            60.00

                                                          FORKLIFT
C-57               3204      CY-80-4-2078     80 CLARK FORKLIFT (Yard)                       125.00         488.00         1,250.00
C-62               3205          49A00723     R80 CAT FORKLIFT                               135.00         490.00         1,300.00
C-63               3206          49A00612     R80 CAT FORKLIFT                               135.00         490.00         1,300.00
C-65               3207          49A00826     R80 CAT FORKLIFT                               135.00         490.00         1,300.00
C-66               3208          8544606G     85 534-BB GRADALL                              225.00         775.00         1,975.00


                                                         GENERATOR
C-40               3402            252378     MULTIQUIP GAS 5.0                               40.00         125.00           285.00
C-72               3406           2992591     MULTIQUIP 6000 W                                40.00         125.00           285.00
C-104              3409         719101413     WACKER 6.0                                      40.00         125.00           285.00
C-106              3410         719101754     WACKER 5.6                                      40.00         125.00           285.00
C-121              3411           5023405     WACKER 5.7                                      40.00         125.00           285.00
C-122              3412           5002265     WACKER 5.8                                      40.00         125.00           285.00
C-124              3413           5025938     WACKER 5.6A                                     40.00         125.00           285.00
C-137              3414           5025955     WACKER 5.6A                                     40.00         125.00           285.00
C-138              3415           5034629     WACKER 5.6A                                     40.00         125.00           285.00
C-140              3416            204302     Yamaha                                          40.00         125.00           285.00
C-141              3417           5034625     WACKER 5.6A                                     40.00         125.00           285.00

                                                          HEATERS
C-47               3813            339598     500,000 BTU                                     60.00         250.00           700.00
                   3814            121271     150 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3815            121260     151 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3816            121269     152 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3817            121261     153 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3818            121270     154 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3819            121265     155 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3820            121257     156 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3821            121267     157 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3822            121258     158 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3823            121256     159 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3824            121264     160 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3825            121268     161 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3826            121252     162 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3827            121266     163 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3828            121259     164 KBTU PROPANE HEATER                         20.00          80.00           200.00
                   3829            121262     165 KBTU PROPANE HEATER                         20.00          80.00           200.00


                                                           HOIST
S-17               3900                       SHOP HOIST


                                                           LASERS
C-71               4001                       LASER LB-2                                      75.00         250.00           350.00
C-38               4005                       910 LASER                                       75.00         250.00           350.00
C-73               4006              2464     PLUMB PLANE                                     75.00         250.00           350.00
C-58               4007              1248     LB-1                                            75.00         250.00           350.00
C-59               4008        3920-26692     LB-1                                            75.00         250.00           350.00
C-69               4009        3920-27313     LB-1 LASER                                      75.00         250.00           350.00
                   4010                       LB-1 LASER                                      75.00         250.00           350.00
C-78               4011                       LB-1 LASER                                      75.00         250.00           350.00
C-79               4012        3920-49136     LB-1 LASER                                      75.00         250.00           350.00
C-83               4013        3920-53338     LB-2 LASER                                      75.00         250.00           350.00
C-90               4014        3950-54781     LB-1 LASER                                      75.00         250.00           350.00
C-92               4016              9090     DUAL SLOPE LASER PLANE                          75.00         250.00           350.00
C-93               4017        3970-51672     SPECTRA PLUMB PLANE                             75.00         250.00           350.00
C-84               4018              1271     LASER PLANE 500                                 75.00         250.00           350.00
C-97               4019        3920-60020     LB-1 LASER                                      75.00         250.00           350.00
C-115              4023        3935-66421     POCKET LASER                                    10.00          30.00            60.00
C-116              4024        3935-66420     POCKET LASER                                    10.00          30.00            60.00
C-119              4025        3935-66343     LB-1 LASER                                      75.00         250.00           350.00
C-125              4026        3920-58154     LB-1 LASER                                      75.00         250.00           350.00
C-126              4027        3955-65955     LB-2 LASER                                      75.00         250.00           350.00
C-127              4028            731747     THEODOLITE TRANSIT                              75.00         250.00           350.00
C-139              4029             15642     SINGLE SLOPE LASER                              75.00         250.00           350.00
C-144              4030        3955-65956     LB-2 LASER ALIGNMENT                            75.00         250.00           350.00
                   4031            336979     POCKET LASER                                    10.00          30.00            60.00
                   4032            336978     POCKET LASER                                    10.00          30.00            60.00

                                                           NAILER
C-86               4614                       HILTI NAILER                                     6.00          25.00            75.00


                                                           PLANER
                   4800                       DIAMOND BLADES                                                        AS USED
                   4801            10384E     CONCRETE PLANER                                 15.00          60.00           120.00
                   4807            969411     CONCRETE PLANER                                 15.00          60.00           120.00
                   4808            26931E     CONCRETE PLANER                                 15.00          60.00           120.00

                                                      PRESSURE WASHERS
S-15               5002       F5101-00202     COLD WATER                                      60.00         190.00           270.00
S-19               5003       P0699-21554     HOT WATER                                       60.00         190.00           270.00
S-21               5010             15478     SOIL EXTRACTOR                                                                 200.00


                                                           PUMPS
                   5302       2095/800565     2" TRASH                                        30.00          70.00           230.00
                   5303     W134/89060004     2" TRASH                                        30.00          70.00           230.00
C-56               5304            911478     3" DIAPHRAM PUMP                                30.00          70.00           230.00
C-74               5305            950117     2" DIAPHARAM PUMP                               30.00          70.00           230.00
C-77               5306              4041     3" MULTIQUIP                                    30.00          70.00           230.00
C-107              5307         303H-1602     WACKER 2" TRASH                                 30.00          70.00           230.00
C-108              5308                       HONDA PUMP                                      30.00          70.00           230.00
                   5309         765801946     2" WATER PUMP                                   30.00          70.00           230.00
                   5311         765801535     2" WATER PUMP                                   30.00          70.00           230.00
C-131              5312         672911346     3" WATER PUMP                                   30.00          70.00           230.00
C-132              5313         765901050     3" WATER PUMP                                   30.00          70.00           230.00
C-133              5314          76590162     3" WATER PUMP                                   30.00          70.00           230.00

                                                        ROTOHAMMERS
                   5602                       HILTI TE-73                                      7.00          14.00            52.00
                   5603                       HILTI TE-74                                      7.00          14.00            52.00
C-45               5604                       HILTI TE-75                                      7.00          14.00            52.00
                   5606                       HILTI TE-77                                      7.00          14.00            52.00
                   5608                       B & D MACHO V                                    7.00          14.00            52.00
                   5609                       B & D MACHO V                                    7.00          14.00            52.00
                   5610                       B & D MACHO V                                    7.00          14.00            52.00
                   5611                       B & D MACHO V                                    7.00          14.00            52.00
                   5612                       B & D MACHO V                                    7.00          14.00            52.00
                   5613                       B & D MACHO V                                    7.00          14.00            52.00
                   5614                       B & D MACHO V                                    7.00          14.00            52.00
                   5617                       B & D MACHO V                                    7.00          14.00            52.00
                   5619                       HILTI TE-72                                      7.00          14.00            52.00
                   5620                       B & D MACHO V ROTOHAMMER                         7.00          14.00            52.00
                   5621                       B & D MACHO V ROTOHAMMER                         7.00          14.00            52.00
                   5622                       B & D MACHO V ROTOHAMMER                         7.00          14.00            52.00
                   5623                       B & D MACHO V ROTOHAMMER                         7.00          14.00            52.00
C-80               5624       11-00165745     HILTI TE-74                                      7.00          14.00            52.00
C-82               5625       11-00177359     HILTI TE-74                                      7.00          14.00            52.00
                   5626                       HILTI TE-74                                      7.00          14.00            52.00
                   5627                       HILTI TE-74                                      7.00          14.00            52.00
C-87               5628                       HILTI TE-74                                      7.00          14.00            52.00
C-88               5629                       HILTI TE-74                                      7.00          14.00            52.00
C-95               5630             41603     HILTI TE-75                                      7.00          14.00            52.00
C-96               5631             41607     HILTI TE-75                                      7.00          14.00            52.00
C-120              5636       45242024827     MILW BREAKER HAMMER                              7.00          14.00            52.00


C-128              5637                       HILTI TE 75                                      7.00          14.00            52.00
C-129              5638                       HILTI TE 75                                      7.00          14.00            52.00
C-130              5639                       HILTI TE 75                                      7.00          14.00            52.00
                   5640            178358     HILTI TE 75                                      7.00          14.00            52.00
                   5641            178373     HILTI TE 75                                      7.00          14.00            52.00
                   5642            178377     HILTI TE 75                                      7.00          14.00            52.00
                   5643            178381     HILTI TE 75                                      7.00          14.00            52.00
C-145              5644            213135     HILTI TE 75                                      7.00          14.00            52.00



                                                       SAFETY HARNESS
                   5800                       50' RETRACTALOK                                  6.00          25.00            75.00
                   5801                       50' RETRACTALOK                                  6.00          25.00            75.00


                                                        CONCRETE SAW
                   6001                       14 DEMO SAW                                     25.00          80.00           150.00
                   6000                       DIAMOND BLADES                             BY INCH OF USE
                   6002                       HUSKVARNA 272K CONC SAW                         25.00          80.00           150.00
                   6003          13428333     12" STIHL DRY                                   25.00          80.00           150.00
                   6008                       CONC SAW                                        25.00          80.00           150.00
                   6010                       HUSKVARNA 272K CONC SAW                         25.00          80.00           150.00
                   6012                       HUSKVARNA 272K CONC SAW                         25.00          80.00           150.00
                   6013                       STIHL TS460                                     25.00          80.00           150.00
                   6015                       STIHL TS460                                     25.00          80.00           150.00
                   6016                       STIHL TS460                                     25.00          80.00           150.00
                   6017          83790678     STIHL TS461                                     25.00          80.00           150.00
                   6018         135032492     STIHL TS462                                     25.00          80.00           150.00
                   6019         136511877     STIHL TS460                                     25.00          80.00           150.00
                   6020         135032617     STIHL TS461                                     25.00          80.00           150.00
                   6021         136213397     STIHL TS460                                     25.00          80.00           150.00
                   6022         137328454     STIHL TS461                                     25.00          80.00           150.00
                   6025         139435150     STIHL TS460                                     25.00          80.00           150.00
                   6026         139435174     STIHL TS460                                     25.00          80.00           150.00
                   6027          41499153     STIHL TS400                                     25.00          80.00           150.00
                   6028          41499342     STIHL TS400                                     25.00          80.00           150.00
                   6029         142693795     STIHL TS 460                                    25.00          80.00           150.00
                   6030         142693727     STIHL TS 460                                    25.00          80.00           150.00
                   6031         142693867     STIHL TS 460                                    25.00          80.00           150.00
                   6032         142694094     STIHL TS 460                                    25.00          80.00           150.00

                                                      RADIAL ARM SAWS
                   6402              3093     POWERSHOP                                       25.00          80.00           150.00
                   6403             D7790     RADIAL ARM SAW                                  25.00          80.00           150.00


                                                       10" TABLE SAW
                   6804          103-7578     ROCKWELL                                        25.00          80.00           150.00
                   6805            K28928     ROCKWELL                                        25.00          80.00           150.00
                   6806            KD1012     ROCKWELL                                        25.00          80.00           150.00
                   6807            KO6102     ROCKWELL                                        25.00          80.00           150.00
                   6808                       DELTA 10"                                       25.00          80.00           150.00
                   6811                       DELTA 10"                                       25.00          80.00           150.00
C-98               6814                       10" GRIZZLY                                     25.00          80.00           150.00
C-105              6816           7056074     10" JET                                         25.00          80.00           150.00

                                                        SCAFFOLDING
C-35               7170                       SCAFFOLDING                                      2.00           6.00            18.00
                   7191                       CASTORS                                          1.00           3.00             9.00
                   7192                       PLANKS                                           2.00           4.00             6.00




                                                          JOB SEMI
V-15               8000              3526     40' SEMI                                        20.00          75.00           230.00
V-13               8001        BLP8993-46     27' SEMI                                        10.00          45.00           125.00
V-14               8002        BLP8991-58     27' SEMI                                        10.00          45.00           125.00
V-16               8003          66254-26     27' SEMI                                        10.00          45.00           125.00


                                                          TRAILERS
V-32               8100                       TRAILER DOLLY                                    8.00          33.00           100.00
V-27               8200           389-130     8 X 16 OFFICE                                   12.00          50.00           150.00
V-24               8201          1289-129     8 X 24 OFFICE                                   15.00          60.00           175.00
V-40               8203           492-113     8 X 16 OFFICE                                   12.00          50.00           150.00
V-41               8204           987-109     10 X 24 OFFICE                                  16.00          65.00           200.00
V-58               8205          1187-128     8 X 24 OFFICE                                   15.00          60.00           175.00
V-59               8206            115826     10 X 24 OFFICE                                  16.00          65.00           200.00
V-68               8207           497 118     10 X 32 OFFICE                                  25.00         100.00           300.00
V-69               8208           395-113     10 X 32 OFFICE                                  25.00         100.00           300.00

V-61               8404          VM038824     TRAIL KING EQUIP TRAILER                         8.00          33.00           100.00
V-63               8405 4RACS0815VN000944     INTERSTATE 5 X 8 CARGO                           8.00          33.00           100.00
V-64               8406 4RACS0812VN000822     INTERSTATE 5 X 8 CARGO                           8.00          33.00           100.00
V-65               8407 2T9LESBA1ST232038     4 X 10 UTILITY TRAILER                           6.00          25.00            75.00
V-79               8408        205X75R-15     5 X 8 UTILITY TRAILER                            8.00          33.00           100.00


                                                         TEMPPOWER
                   8600                       SPIDER                                                                            n/c
                   8601                       POLE SET                                                                          n/c


                                                   CONSTRUCTION VEHICLES
V-12 & 43          9305                       1981 FORD DUMP (FUELED)                        250.00       1,000.00         3,000.00
                  9305A                       1981 FORD DUMP (UNFUELED)                      220.00         880.00         2,640.00
V-53               9308                       1996 FORD 1 TON (FUELED)                        43.00         172.00           600.00
                  9308A                       1996 FORD 1 TON (UNFUELED)                      30.00         150.00           510.00
V-62               9309                       1993 17 ton BOOM TRK (FUELED)                  350.00       1,300.00         4,000.00
                  9309A                       1993 17 ton BOOM TRK (UNFUELED)                325.00       1,200.00         3,600.00


                                                          WELDERS
                   9803                       MILLER DIAL ARC 250                             40.00         160.00           400.00
                   9804           JE34192     MILLER WIRE FEED                                40.00         160.00           400.00
                   9807        394WS41411     HOBART PORTABLE WELDER                          40.00         160.00           400.00
C-81               9808             P4077     STUD WELDER                                     40.00         160.00           400.00
                   9809                       HOBART WELDER                                   40.00         160.00           400.00
C-103              9810                       STUD WELDER                                     40.00         160.00           400.00
C-142              9811          KK234503     BOBCAT WELDER                                   40.00         160.00           400.00


Contract Exhibit D - Construction Labor Rates

                                   EXHIBIT D

                            SKAGIT & ISLAND COUNTIES
                        STANDARD LABOR COST BILLING RATES
                           EFFECTIVE 6/1/00 - 11/30/00

                                                                          DOUBLE
        LEVEL                         RATE             OVERTIME            TIME
SUPERINTENDENT
Sitework Superintendent              $49.02             $68.69            $88.37
1.                                   $51.65             $72.06            $92.46
2.                                   $54.45             $79.86           $105.26
3.                                   $56.21             $82.49           $108.76
4.                                   $59.71             $87.74           $115.77
Out of Town                          $74.86            $102.90           $130.93

CARPENTER BY LEVEL
1.    60%                            $31.90             $42.43            $52.96
2.    65%                            $33.65             $45.06            $56.47
3.    70%                            $35.41             $47.69            $59.98
4.    75%                            $37.16             $50.33            $63.49
5.    80%                            $38.92             $52.96            $67.00
6.    85%                            $40.67             $55.59            $70.51
7.    90%                            $42.43             $58.22            $74.02
8.    95%                            $44.18             $60.86            $77.53
9.    Journeyman                     $45.94             $63.49            $81.04
10.  Leadman                         $48.85             $67.86            $86.87

LABORERS BY LEVEL
1.                                   $17.34             $24.18            $31.03
2.                                   $19.32             $27.15            $34.99
3.                                   $21.79             $30.87            $39.94
4.                                   $25.09             $35.81            $46.54
5.                                   $28.39             $40.76            $53.13
6.                                   $31.69             $45.71            $59.73
7.                                   $35.77             $51.20            $66.62

NOTES:
1. Above billing rates include FICA, FUTA, SUTA, workers compensation insurance premiums, health & welfare fringe benefits and a 25% charge for hand tools, power tools, safety plan and equipment, small equipment, small trucks, fuel, shop support, etc. per Article 7.1.1.3 and 7.1.4.1; Liability insurance per Article 7.1.5.1 and payroll accounting costs directly attributed to on-site labor.

2. Contracts extending beyond expiration date will be updated to include same charges on new labor rates.


3. Actual charges may vary slightly due to maximum FUTA/SUTA limits and workers compensation inurance "risk class" identification.